                                                                    EXHIBIT 24.1

                         KELLEY OIL & GAS CORPORATION

                               POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John F. Bookout, David C. Baggett and Thomas E. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-4 to be filed with the Securities Exchange Commission with respect to the 10 3/8% Senior Subordinated Notes due 2006 Series D of Kelley Oil & Gas Corporation (the "Company") to be issued and exchanged for the 10 3/8% Senior Subordinated Notes due 2006 Series C of the Company, in the aggregate principal amount of $30,000,000, and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                /s/ JOHN F. BOOKOUT
                                       -------------------------------------
                                                   John F. Bookout

July 16, 1998

                         KELLEY OIL & GAS CORPORATION

                               POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John F. Bookout, David C. Baggett and Thomas E. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-4 to be filed with the Securities Exchange Commission with respect to the 10 3/8% Senior Subordinated Notes due 2006 Series D of Kelley Oil & Gas Corporation (the "Company") to be issued and exchanged for the 10 3/8% Senior Subordinated Notes due 2006 Series C of the Company, in the aggregate principal amount of $30,000,000, and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                /s/ MARK W. WOODS
                                       -------------------------------------
                                                    Mark W. Woods

July 20, 1998

                         KELLEY OIL & GAS CORPORATION

                               POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John F. Bookout, David C. Baggett and Thomas E. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-4 to be filed with the Securities Exchange Commission with respect to the 10 3/8% Senior Subordinated Notes due 2006 Series D of Kelley Oil & Gas Corporation (the "Company") to be issued and exchanged for the 10 3/8% Senior Subordinated Notes due 2006 Series C of the Company, in the aggregate principal amount of $30,000,000, and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                /s/ WILLIAM J. MURRAY
                                       -------------------------------------
                                                    William J. Murray

July 20, 1998

                         KELLEY OIL & GAS CORPORATION

                               POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John F. Bookout, David C. Baggett and Thomas E. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-4 to be filed with the Securities Exchange Commission with respect to the 10 3/8% Senior Subordinated Notes due 2006 Series D of Kelley Oil & Gas Corporation (the "Company") to be issued and exchanged for the 10 3/8% Senior Subordinated Notes due 2006 Series C of the Company, in the aggregate principal amount of $30,000,000, and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                              /s/ JOHN J. CONKLIN, JR.
                                       -------------------------------------
                                                  John J. Conklin, Jr.

July 20, 1998

                         KELLEY OIL & GAS CORPORATION

                               POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that the individual whose signature appears below constitutes and appoints John F. Bookout, David C. Baggett and Thomas E. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-4 to be filed with the Securities Exchange Commission with respect to the 10 3/8% Senior Subordinated Notes due 2006 Series D of Kelley Oil & Gas Corporation (the "Company") to be issued and exchanged for the 10 3/8% Senior Subordinated Notes due 2006 Series C of the Company, in the aggregate principal amount of $30,000,000, and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same and all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                /s/ OGDEN M. PHIPPS
                                       -------------------------------------
                                                    Ogden M. Phipps

July 20, 1998